                       NOTICE OF GUARANTEED DELIVERY FOR
                      MRS. FIELDS' ORIGINAL COOKIES, INC.

  This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Mrs. Fields' Original Cookies, Inc. (the "Issuer") made pursuant to the Prospectus, dated February , 2000 (the "Prospectus"), if certificates for the outstanding 10 1/8% Series A Senior Notes due 2004 of the Issuer (the "Series A Senior Notes") or outstanding 10 1/8% Series C Senior Notes due 2004 of the Issuer (the "Series C Senior Notes" and, together with the Series A Senior Notes, the "Old Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Bank of New York, as exchange agent (the "Exchange Agent") prior to midnight, New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. Capitalized terms not defined herein are defined in the Prospectus.

               Delivery To: The Bank of New York, Exchange Agent

                 By Mail or Hand Delivery or Overnight Courier:
                              The Bank of New York
                               101 Barclay Street
                            New York, New York 10286
                             Attention: Odell Romeo

                           By Facsimile Transmission:
                        (for Eligible Institutions Only)

                                 (212) 815-6339

                             Confirm by Telephone:

                                 (212) 815-6337

  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS INSTRUMENT VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

  Upon the terms and conditions set forth in the Prospectus, the undersigned hereby tenders to the Issuer the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.
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                                   GUARANTEE
                    (Not to be used for signature guarantee)

  The undersigned, an Eligible Institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program), hereby guarantees that the certificates for all physically tendered Old Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) with any required signature guarantees and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, within five New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery.

-------------------------------------     -------------------------------------
            Name of Firm                          Authorized Signature
-------------------------------------     -------------------------------------
               Address                                    Title
-------------------------------------     Name: _______________________________
                           Zip Code               (Please Type or Print)
                                          Dated: ______________________________

Area Code and Tel. No. ______________
NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR OLD NOTES SHOULD BE SENT ONLY WITH A COPY OF YOUR PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.

Principal Amount of Old Notes
Tendered:*
Series A Senior Notes:
$ ___________________________________     If Old Notes will be delivered by
Series C Senior Notes:                    book-entry transfer to The
$ ___________________________________     Depository Trust Company, provide
Certificate Nos. (if available):          account number.
-------------------------------------     Account Number ______________________

Total Principal Amount Represented by Old Notes Certificate(s):
$ ___________________________________
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   All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.
--------------------------------------------------------------------------------

                                PLEASE SIGN HERE
X _______________________________  --------
X _______________________________  --------
    Signature(s) of Owner(s)         Date
     or Authorized Signatory
Area Code and Telephone Number: __________________

   Must be signed by the holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      Please print name(s) and address(es)
Name(s):
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Capacity:
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Address(es):
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* Must be in denominations of principal amount of $1,000 and any integral multiple thereof.